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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------
                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                        (Date of earliest event reported)
                                 April 30, 2002



                        Choice Hotels International, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)





         Delaware                                          52-1209792
         --------                                          ----------
(State or other jurisdiction                (IRS Employer Identification No.)
   of incorporation)




10770 Columbia Pike, Silver Spring, Maryland               60563
--------------------------------------------               -----
(Address of principal executive offices)                 (Zip code)


                         Registrant's telephone number,
                        including area code (301)592-5000
                                            -------------



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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 30, 2002, Choice Hotels International, Inc. (the "Company") decided to sever its relationship with Arthur Andersen LLP ("Andersen"), its independent public accountant, and chose to engage PriceWaterhouseCoopers LLP ("PWC") as its new independent public accountant for 2002. The Audit Committee of the Company's Board of Directors recommended to the Board of Directors that it select PWC as the Company's new public accountant.

         Andersen's reports on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         Additionally, during the Company's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports. Furthermore, there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

         The Company Provided Andersen with a copy of the foregoing disclosures. A letter from Andersen, attached as Exhibit 16.1 hereto, indicates Andersen's concurrence with the foregoing disclosures.

         During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult with PWC with respect to any of the matters of events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.  OTHER EVENTS

         The Company announced that its Board of Directors appointed Ervin R. Shames to fill an unexpired term as a Class II director. Mr. Shames is currently a visiting lecturer in marketing at the University Virginia's Darden Graduate School of Business. Mr. Shames also serves on the board of directors of the Select Comfort Corporation and Online Resources, Inc. -


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Item 7.  Financial Statements and Exhibits
------   ---------------------------------
(c)     Exhibits
        --------

16.1 Letter of Arthur Andersen LLP to the Securities and Exchange Commission regarding change of independent public accountant


99.1 Press Release dated April 30, 2002 regarding change of independent public accountant

99.2 Press Release dated April 30, 2002 regarding appointment to the Board of Directors


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHOICE HOTELS INTERNATIONAL, INC.
                                          (Registrant)

                                     By: /s/ Joseph M. Squeri
                                         --------------------
                                         Name: Joseph M. Squeri
                                         Title: Senior Vice President &
                                         Chief Financial Officer & Treasurer

Date: May 3, 2002


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                                  EXHIBIT INDEX


Exhibit                             Description
Number                              -----------
-------


16.1 Letter of Arthur Andersen LLP to the Securities and Exchange Commission regarding change of independent public accountant

99.1 Press Release dated April 30, 2002 regarding change of independent public accountant

99.2 Press Release dated April 30, 2002 regarding appointment to the Board of Directors


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